Accounting for Financial Instruments	12 Months Ended
Dec. 31, 2017
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Accounting for Financial Instruments
28.	Accounting for Financial Instruments

a)	Financial Risk Management

Our activities expose us to a variety of financial risks, which include liquidity risk, foreign exchange risk, interest rate risk, commodity price risk, credit risk and other risks associated with capital markets. From time to time, we may use foreign exchange, commodity price and interest rate contracts to manage exposure to fluctuations in these variables. We do not have a practice of trading derivatives. Our use of derivatives is based on established practices and parameters to mitigate risk and is subject to the oversight of our Hedging Committee and our Board of Directors.

Foreign Exchange Risk

We operate on an international basis, and therefore, foreign exchange risk exposures arise from transactions denominated in a foreign currency. Our foreign exchange risk arises primarily with respect to the U.S. dollar and to a lesser extent, the Chilean peso and Peruvian sol. Our cash flows from Canadian, Chilean and Peruvian operations are exposed to foreign exchange risk, as commodity sales are denominated in U.S. dollars and a substantial portion of operating expenses are denominated in local currencies.

We also have various investments in U.S. dollar foreign operations, whose net assets are exposed to foreign currency translation risk. This currency exposure is managed in part through our U.S. dollar denominated debt as a hedge against net investments in foreign operations. As at December 31, 2017, $4.1 billion of U.S. dollar debt was designated in this manner.

U.S. dollar financial instruments subject to foreign exchange risk consist of U.S. dollar denominated items held in Canada and are summarized below. This risk is reduced by our policy to apply a hedge against our U.S. dollar net investments using our U.S. dollar debt.

(US$ in millions)	December 31, 2017	December 31, 2016
Cash and cash equivalents	$368	$521
Trade accounts receivable	913	867
Trade accounts payable and other liabilities	(569)	(572)
Debt	(4,831)	(6,141)

	(4,119)	(5,325)
Net investment in foreign operations hedged	4,149	5,424

Net U.S. dollar exposure	$30	$99

As at December 31, 2017, with other variables unchanged, a $0.10 strengthening of the Canadian dollar against the U.S. dollar would result in a $3 million pre-tax loss (2016 — $10 million) from our financial instruments. There would also be a $157 million pre-tax loss (2016 — $11 million) in other comprehensive income from the translation of our foreign operations. The inverse effect would result if the Canadian dollar weakened by $0.10 against the U.S. dollar.

Liquidity Risk

Liquidity risk arises from our general and capital financing needs. We have planning, budgeting and forecasting processes to help determine our funding requirements to meet various contractual and other obligations. Note 18(e) details our available credit facilities as at December 31, 2017.

Contractual undiscounted cash flow requirements for financial liabilities as at December 31, 2017 are as follows:

(CAD$ in millions)	Less Than 1 Year	2 — 3 Years	4 — 5 Years	More Than 5 Years	Total
Trade accounts payable and other liabilities	$2,313	$—	$—	$—	$2,313
Debt (Note 18(f))	28	28	1,119	4,930	6,105
Estimated interest payments on debt	$346	$692	$626	$3,514	$5,178

Interest Rate Risk

Our interest rate risk arises mainly in respect of our holdings of cash and cash equivalents. Our interest rate management policy is generally to borrow at fixed rates. However, floating rate funding may be used to fund short term operating cash flow requirements or, in conjunction with fixed to floating interest rate swaps, be used to offset interest rate risk from our cash. The fair value of fixed-rate debt fluctuates with changes in market interest rates, but the cash flows, denominated in U.S. dollars, do not.

Cash and cash equivalents have short terms to maturity and receive interest based on market interest rates.

A 1% increase in the LIBOR rate, with other variables unchanged, would result in a $10 million pre-tax gain (2016 — $13 million). There would be no effect on other comprehensive income. The inverse effect would result if the LIBOR rate decreased by 1%.

Commodity Price Risk

We are subject to price risk from fluctuations in market prices of the commodities that we produce. From time to time, we may use commodity price contracts to manage our exposure to fluctuations in commodity prices. At the balance sheet date, we had zinc and lead derivative contracts outstanding as described in (b) below.

Our commodity price risk associated with financial instruments primarily relates to changes in fair value caused by final settlement pricing adjustments to receivables and payables, derivative contracts for zinc and lead, embedded derivatives in one of our road and port contracts, and in the ongoing payments under our silver stream and gold stream arrangements.

The following represents the effect on profit attributable to shareholders from a 10% change in commodity prices, based on outstanding receivables and payables subject to final pricing adjustments at December 31, 2017. There is no effect on other comprehensive income.

	Price on December 31,				Change in Profit Attributable to Shareholders
(CAD$ in millions, except for US$/lb. data)	2017		2016		2017	2016
Copper	US$	3.26/lb.	US$	2.50/lb.	$35	$24
Zinc	US$	1.50/lb.	US$	1.17/lb.	$5	$5

A 10% change in the price of zinc, lead, silver and gold, respectively, with other variables unchanged, would change our net liability relating to derivatives and embedded derivatives, excluding receivables and payables subject to final pricing adjustments, and change our pre-tax profit attributable to shareholders by $26 million (2016 — $45 million). There would be no effect on other comprehensive income.

Credit Risk

Credit risk arises from the non-performance by counterparties of contractual financial obligations. Our primary counterparties related to our cash, money market investments and derivative contracts carry investment grade ratings as assessed by external rating agencies. There is ongoing review of these ratings. We manage credit risk for trade and other receivables through close monitoring of outstanding customer receivables subject to established credit policies, procedures and controls and ongoing review to evaluate the credit-worthiness of customers. Our maximum exposure to credit risk at the reporting date is the carrying value of our cash and cash equivalents, trade accounts receivable and derivative assets. While we are exposed to credit losses due to the non-performance of our counterparties, we do not consider this to be a material risk.

b)	Derivative Financial Instruments and Hedges

Sale and Purchase Contracts

We record adjustments to our receivable and payable balances for provisionally priced sales and purchases, respectively, in periods up to the date of final pricing based on movements in quoted market prices or published price assessments (for steelmaking coal). These arrangements have the characteristics of a derivative instrument, as the value of our receivables and payables will vary as prices for the underlying commodities vary in the metal markets. These final pricing adjustments result in gains (losses from purchases) in a rising price environment and losses (gains from purchases) in a declining price environment and are recorded in other operating income (expense). It should be noted that while these effects arise on the sale of concentrates, we also purchase concentrates at our Trail Operations where the opposite effects occur.

The table below outlines our outstanding receivable and payable positions, which were provisionally valued at December 31, 2017, and December 31, 2016.

	Outstanding at December 31, 2017		Outstanding at December 31, 2016
(Pounds in millions)	Pounds	US$/lb.	Pounds	US$/lb.
Receivable positions
Copper	138	$3.26	114	$2.50
Zinc	197	$1.50	231	$1.17
Lead	44	$1.13	26	$0.90
Payable positions
Zinc payable	97	$1.50	114	$1.17
Lead payable	30	$1.13	20	$0.90

At December 31, 2017, total outstanding settlements receivable were $687 million (2016 — $631 million), and total outstanding settlements payable were $39 million (2016 — $43 million). These amounts are included in trade accounts receivable and trade accounts payable and other liabilities, respectively, on the consolidated balance sheet.

Zinc and Lead Swaps

Due to ice conditions, the port serving our Red Dog mine is normally only able to ship concentrates from July to October each year. As a result, zinc and lead concentrate sales volumes are generally higher in the third and fourth quarter of each year than in the first and second quarter. During 2017 and 2016, we purchased and sold zinc and lead swaps to match our economic exposure to the average zinc and lead prices over our shipping year, which is from July of one year to June of the following year. We do not apply hedge accounting to the zinc or lead swaps.

The fair value of our commodity swaps is calculated using a discounted cash flow method based on forward metal prices. A summary of these derivative contracts and related fair values as at December 31, 2017 is as follows:

	Quantity	Average Price of Purchase Commitments		Average Price of Sale Commitments		Fair Value Asset (CAD$ in millions)
Derivatives not designated as hedging instruments
Zinc swaps	175 million lbs.	US$	1.44/lb.	US$	1.47/lb.	$6
Lead swaps	68 million lbs.	US$	1.09/lb.	US$	1.09/lb.	—

						$6

All free-standing derivative contracts mature in 2018 and 2019.

Free-standing derivatives, not designated as hedging instruments, are recorded in trade accounts receivable in the amount of $6 million on the consolidated balance sheet.

Derivatives Not Designated as Hedging Instruments and Embedded Derivatives

(CAD$ in millions)	Amount of Gain (Loss) Recognized in Other Operating Income (Expense)
	2017	2016
Zinc derivatives	$11	$45
Lead derivatives	10	(5)
Settlements receivable and payable	190	153
Contingent zinc escalation payment embedded derivative (c)	(24)	(18)
Gold stream embedded derivative (c)	13	6
Silver stream embedded derivative (c)	2	4

	$202	$185

During the year ended December 31, 2017, we recorded a $51 million gain (2016 — $113 million) in non-operating income (expense) (Note 9) related to an increase in the value of debt prepayment options (c).

Hedges

Net investment hedge

Our hedges of net investments in foreign operations were effective, and no ineffectiveness was recognized in profit for the period.

c)	Embedded Derivatives

One of our road and port contracts contains a contingent zinc escalation payment that is considered to be an embedded derivative. The fair value of this embedded derivative was $43 million at December 31, 2017 (2016 — $20 million) and is included in other liabilities and provisions on the consolidated balance sheet.

The gold stream and silver stream agreements entered into in 2015 each contain an embedded derivative in the ongoing future payments due to Teck from RGLD Gold AG and Franco-Nevada, respectively. The gold stream’s 15% ongoing payment contains an embedded derivative relating to the gold price. The fair value of this embedded derivative was $9 million at December 31, 2017 (2016 — $2 million) and is included in financial and other assets (2016 — other liabilities and provisions) on the consolidated balance sheet. The silver stream’s 5% ongoing payment contains an embedded derivative relating to the silver price. The fair value of this embedded derivative was $3 million at December 31, 2017 (2016 — $1 million) and is included in financial and other assets on the consolidated balance sheet.

Our June 2021 and 2024 notes issued in 2016 (Note 18(b)) include prepayment options that are considered to be embedded derivatives. The June 2021 notes were purchased in 2017, and the prepayment option was written off (Note 18(a)) during the year. At December 31, 2017, the prepayment option in the 2024 notes is recorded as financial and other assets (Note 13) on the consolidated balance sheet at a fair value of $108 million (2016 — $78 million) based on current market interest rates for similar instruments and our credit spread.